UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 7, 2007 (March 5, 2007)

HIRSCH INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23434	11-2230715
(Commission File Number)	(IRS Employer Identification No.)

50 Engineers Road, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 436-7100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 5, 2007, Hirsch International Corp. (“Hirsch” or the “Company”) filed a Notice of Motion for Summary Judgment in Lieu of Complaint in New York State Supreme Court. In this Motion, the Company alleges that Sheridan Square Entertainment, Incorporated, (“SSE”) failed to make payment for all of Hirsch’s right, title and interest in and to forty (40) shares of the Series B Convertible Participating Stock of SSE, together with all payment-in-kind dividends, whether or not issued, in accordance with the terms of the Stock Purchase Agreement dated as of July 12, 2006, between Hirsch and SSE. Hirsch has asked the court to enter judgment in its favor in the amount of $1,200,000, plus accrued interest.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRSCH INTERNATIONAL CORP.

Date: March 7, 2007	By:	/s/ Beverly Eichel
Beverly Eichel Executive Vice President - Finance, Chief Financial Officer and Secretary